Morgan Stanley California Insured Municipal Income Trust
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date     Price    Shares   %of    Total        Purchas  Broker
         of       Of       Purchas  Asset  Issued       ed
         Purcha   Shares   ed       s                   By Fund
         se
Californ 11/7/0   Various  8,000,0  10.26  $6,313,500,   0.13%   JPMorgan;
ia Dept     2                 00      %        000               Lehman
of Wtr                                                           Brothers;
Res, CA,                                                         Bear,Stearns &
Ser 2002                                                         Co. Inc.; E.J.
A                                                                De La Rosa &
(Aaa/AAA                                                         Co., Inc.;
)                                                                Salomon Smith
                                                                 Barney; USB
                                                                 PaineWebber
                                                                 Inc.; Banc of
                                                                 America
                                                                 Securities
                                                                 LLC; BNY
                                                                 Capital
                                                                 Markets, Inc.;
                                                                 CIBC World
                                                                 Markets;
                                                                 E*BondTrade,
                                                                 LLC; Fidelity
                                                                 Capital
                                                                 Markets; First
                                                                 Albany
                                                                 Corporation;
                                                                 Goldman, Sachs
                                                                 & Co.; Jackson
                                                                 Securities;
                                                                 Loop Capital
                                                                 Markets, LLC;
                                                                 M.R. Beal &
                                                                 Company;
                                                                 Merrill Lynch
                                                                 & Co., Inc.;
                                                                 Pacific
                                                                 American
                                                                 Securities,
                                                                 LLC; Prager,
                                                                 McCarthy &
                                                                 Sealy, LLC;
                                                                 Prudential
                                                                 Securities
                                                                 Incorporated;
                                                                 Quick &
                                                                 Reilly, Inc.;
                                                                 Ramirez & Co.,
                                                                 Inc.; RBC Dain
                                                                 Rauscher;
                                                                 Redwood
                                                                 Securities
                                                                 Group, Inc.;
                                                                 Siebert
                                                                 Brandford
                                                                 Shank & Co.
                                                                 LLC; Stone &
                                                                 Youngberg LLC;
                                                                 Sutter
                                                                 Securities
                                                                 Inc.; The
                                                                 Chapman
                                                                 Company; U.S.
                                                                 Bancorp Piper
                                                                 Jaffray; Wells
                                                                 Fargo
                                                                 Institutional
                                                                 Securities,
                                                                 LLC

Los      2/20/0   Various  4,000,0  1.89%  $2,100,000,   0.19%    Merrill Lynch
Angeles     2                 00               000               & Co.; Banc of
Unified                                                              America
School                                                             Securities
District                                                           LLC; Lehman
, 2003                                                              Brothers;
Ser A                                                             Salomon Smith
MBIA                                                               Barney; UBS
(Aaa/AAA                                                           PaineWebber
)                                                                 Inc.; E.J. De
                                                                 La Rosa & Co.,
                                                                      Inc.;
                                                                   Prudential
                                                                   Securities
                                                                  Incorporated;
                                                                     Siebert
                                                                    Brandford
                                                                  Shank & Co.,
                                                                    LLC; U.S.
                                                                  Bancorp Piper
                                                                     Jaffray